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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 1, 2002


                          COLUMBIA BANKING SYSTEM, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

                                   WASHINGTON
                                   ----------
                 (State or other jurisdiction of incorporation)



        0-20288                                            91-1422237
        -------                                            ----------
(Commission File Number)                       (IRS Employer Identification No.)


                                  1301 A STREET
                                TACOMA, WA 98402
               (Address of principal executive offices) (Zip Code)

                                 (253) 305-1900
              (Registrant's telephone number, including area code)


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                                    FORM 8-K

                          COLUMBIA BANKING SYSTEM, INC.
                               TACOMA, WASHINGTON

                                  JULY 1, 2002


ITEM 5.  OTHER EVENTS
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Columbia Banking System, Inc. announced it has accepted the resignation of J.
James Gallagher as Vice Chairman and Chief Executive Officer of Columbia Banking System, Inc. and Vice Chairman of Columbia State Bank.

A copy of Columbia's News Release containing the announcements is attached as an exhibit to this report.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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(a)         Financial statements - not applicable

(b)         Pro forma financial information - not applicable

(c)         Exhibits:  News Release issued by Columbia Banking System, Inc.
            dated July 1, 2002.





















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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             COLUMBIA BANKING SYSTEM, INC.
                                             (Registrant)


Date:       July 2, 2002                     By: /s/ William T. Weyerhaeuser
                                                 -------------------------------
                                                 William T. Weyerhaeuser
                                                 Interim Chief Executive Officer






















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